UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)      June 2, 2006
LNB BANCORP, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-13203	34-1406303

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

457 Broadway, Lorain, Ohio	44052-1769

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:      (440) 244-6000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.
     On June 2, 2006, the Board of Directors of LNB Bancorp, Inc. (the “Registrant”) dismissed KPMG LLP (“KPMG”) as its independent registered public accounting firm. The decision to dismiss KPMG was recommended and approved by the Audit Committee of the Registrant and approved by its Board of Directors. KPMG’s audit reports on the Registrant’s consolidated financial statements for the years ended December 31, 2005 and December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 and December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
     During the years ended December 31, 2005 and 2004 and in the subsequent interim period from January 1, 2006 to June 2, 2006, there were no (i) disagreements with KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement in connection with its reports, and (ii) no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K. The Registrant has provided KPMG with a copy of this disclosure and has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not KPMG agrees with the above statements. A copy of such letter dated June 8, 2006 from KPMG is filed as Exhibit 16.1 to this Form 8-K.
     On June 2, 2006, the Registrant engaged Plante & Moran PLLC (“P&M”) as its new independent registered public accounting firm. The decision to engage P&M was recommended and approved by the Audit Committee of the Registrant and approved by its Board of Directors. During the Registrant’s two most recent fiscal years and in the subsequent interim period from January 1, 2006 to June 2, 2006, neither the Registrant nor anyone acting on its behalf consulted with P&M regarding (1) the application of accounting principles to any transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Registrant’s financial statements; or (3) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits.

Exhibit No.	Description
16.1	Letter of KPMG LLP, dated June 8, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LNB BANCORP, INC.
(Registrant)
Date: June 8, 2006	By:	/s/ Terry M. White

Terry M. White Chief Financial Officer

Index to Exhibits
Exhibit Number	Description	Page Number
16.1	Letter of KPMG LLP, dated June 8, 2006